EXHIBIT 13.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Rob Sandhu, Director, Chairman, President, Chief Executive and Operating Officer and Secretary of Giant Oil & Gas Inc. (the “Company”), certify, under the standards set forth and solely for the purposes of 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge, the Annual Report on Form 20-F of the Company for the fiscal year ended December 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 20-F fairly presents, in all material respects, the financial condition and  results of operations of the Company.

Dated: June 29, 2010

By:              /s/ Rob Sandhu
Name:               Rob Sandhu
Title:                 Director, Chairman, President, Chief Executive and Operating Officer and Secretary
                        (Principal Executive Officer and Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.